UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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TEGNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 23, 2021

Glass Lewis Recommends TEGNA Shareholders Vote “FOR” ALL 12 TEGNA Director Nominees

Both Leading Independent Proxy Advisory Firms Recommend Shareholders Vote on the GOLD Proxy Card

Tysons, VA – TEGNA Inc. (NYSE: TGNA) today announced that leading independent proxy advisory firm Glass Lewis & Co. joined Institutional Shareholder Services (“ISS”) in recommending that TEGNA shareholders vote on the GOLD proxy card “FOR” all 12 of TEGNA’s director nominees at the Annual Meeting of Shareholders on May 7, 2021.

As Glass Lewis stated in its report: “…we are of the opinion that the Dissident has again failed to establish a sufficient case for change, and that the current members of the board and management team remain better suited and qualified as directors than Standard General’s nominees to oversee Tegna’s operating strategy and governance. Thus, upon an updated review of Standard General’s campaign for minority board representation at Tegna, we have determined that Tegna shareholders would be best served by voting to re-elect the Company’s entire board of directors.”

Howard Elias, Chairman of the Board, said, “We are pleased that both Glass Lewis and ISS – the two leading independent proxy advisory firms – recommend that TEGNA shareholders vote for our entire slate of highly qualified, engaged and diverse directors. Their support is further validation of the Board and management team’s record of value creation as well as our continued progress in implementing industry-leading ESG and DE&I initiatives across the company. We have great confidence in our ability to continue overseeing and guiding this progress in alignment with our long-term strategy. We strongly encourage TEGNA shareholders to follow these recommendations and vote for all of TEGNA’s nominees on the gold proxy card.”

In making its recommendation, Glass Lewis also noted:

•

“In reviewing Standard General’s renewed campaign, investors might expect the investor’s continuing push for board level changes to be based on perceived deterioration in Tegna’s operating performance or stock price. Yet, in Tegna’s case, we see the Company reported record operating performance for 2020 across all key financial metrics, issued strong guidance for 2021 (including record preliminary results for the first quarter), paid down debt, authorized a share repurchase program, announced an increase in its dividend, while also taking steps to improve its corporate governance. In our view, Tegna currently appears to be firing on all cylinders. Indeed, investors and analysts have taken notice of the Company’s strong results and their approval of Tegna’s actions and performance in the last year is reflected in Tegna’s stock price trading at an all-time high since it became a pure-play broadcast company and appointed Mr. Lougee as CEO in 2017.”

•

“In light of what we consider to be strong absolute and relative performance and improvement during the last 18 to 24 months, we don’t believe changes in board composition are warranted ... This is particularly true given what we consider to be a shortage of specific ideas from Standard General on how its nominees might catalyze further improvements in Tegna’s operational execution and financial results.”

•	“We believe the Company’s recent performance and returns are attributable to Tegna’s current management team and the board, not to any supposed contributions or suggestions made by the Dissident.”

We encourage shareholders to vote to reelect TEGNA’s highly qualified, engaged and diverse directors using the GOLD proxy card so that the Board and management team can continue to execute the company’s strategy to maximize value for ALL shareholders. Discard any white proxy cards received.

Please visit TEGNAvalue.com for additional materials about TEGNA’s 2021 Annual Meeting of Shareholders on May 7, 2021.

YOUR VOTE IS IMPORTANT, NO MATTER HOW

MANY SHARES YOU OWN

If you have questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders may call:

(877) 687-1865 (toll-free from the U.S. and Canada), or

+1 (412) 232-3651 (from other countries)

IMPORTANT NOTE: Please simply discard any White proxy cards sent to you by Standard General. If you have already voted using a White proxy card, you can change your vote by using the GOLD proxy card to vote by telephone, Internet or by mail.

Only your latest-dated vote will count.

About TEGNA

TEGNA Inc. (NYSE: TGNA) is an innovative media company that serves the greater good of our communities. Across platforms, TEGNA tells empowering stories, conducts impactful investigations and delivers innovative marketing solutions. With 64 television stations in 51 U.S. markets, TEGNA is the largest owner of top 4 network affiliates in the top 25 markets among independent station groups, reaching approximately 39 percent of all television households nationwide. TEGNA also owns leading multicast networks True Crime Network and Quest. TEGNA Marketing Solutions (TMS) offers innovative solutions to help businesses reach consumers across television, digital and over-the-top (OTT) platforms, including Premion, TEGNA’s OTT advertising service. For more information, visit www.TEGNA.com.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements, including risks relating to the coronavirus (COVID-19) pandemic and its effect on our revenues, particularly our nonpolitical advertising revenues. Potential regulatory actions, changes in consumer behaviors and impacts on and modifications to TEGNA’s operations and business relating thereto and TEGNA’s ability to execute on its standalone plan can also cause actual results to differ materially. Other economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements in this communication should be evaluated in light of these important risk factors. TEGNA is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services, Internet service providers or other media.

Important Additional Information

TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2021 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2021 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders are also able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the Company’s website, https://www.tegna.com.

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For media inquiries, contact:

Anne Bentley

Vice President, Corporate Communications

703-873-6366

abentley@TEGNA.com

George Sard/Andy Duberstein

Sard Verbinnen & Co.

TEGNA-SVC@SARDVERB.com

For investor inquiries, contact:

Douglas Kuckelman

Head of Investor Relations

703-873-6764

dkuckelman@TEGNA.com